Exhibit 99.1
2022 Annual Meeting of Shareholders June 8, 2022

Safe Harbor 2 This presentation contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended .. These forward - looking statements reflect the current views of First Western Financial, Inc .. ’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance .. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward - looking nature .. These forward - looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control .. Accordingly, First Western cautions you that any such forward - looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict .. Although First Western believes that the expectations reflected in these forward - looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward - looking statements .. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward - looking statements : the COVID - 19 pandemic and its effects ; integration risks in connection with acquisitions ; the risk of geographic concentration in Colorado, Arizona, Wyoming and California ; the risk of changes in the economy affecting real estate values and liquidity ; the risk in our ability to continue to originate residential real estate loans and sell such loans ; risks specific to commercial loans and borrowers ; the risk of claims and litigation pertaining to our fiduciary responsibilities ; the risk of competition for investment managers and professionals ; the risk of fluctuation in the value of our investment securities ; the risk of changes in interest rates ; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low - cost funding sources .. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10 - K filed with the U .. S .. Securities and Exchange Commission (“SEC”) on March 15 , 2022 and other documents we file with the SEC from time to time .. All subsequent written and oral forward - looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph .. Forward - looking statements speak only as of the date of this presentation .. First Western undertakes no obligation to publicly update or otherwise revise any forward - looking statements, whether as a result of new information, future events or otherwise (except as required by law) .. Certain of the information contained herein may be derived from information provided by industry sources .. The Company believes that such information is accurate and the sources from which it has been obtained are reliable ; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information .. This presentation contains certain non - GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures .. Reconciliations of non - GAAP financial measures to GAAP financial measures are provided at the end of this presentation .. Numbers in the presentation may not sum due to rounding .. Our common stock is not a deposit or savings account .. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality .. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted .. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation .. Any representation to the contrary is a criminal offense .. Except as otherwise indicated, this presentation speaks as of the date hereof .. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof ..

3 2021 Review and Highlights ▪ Strong execution on growth strategies resulted in a superior level of financial performance ➢ Member of “ Hovde’s High Performers Class of 2022” ➢ Named Bank & Thrift Sm - All Star by Piper Sandler ▪ Combination of organic growth and acquisitions continues to improve operating leverage and profitability ▪ Growth in commercial/private banking and investment management businesses providing more sustainable source of improved profitability, while mortgage business returns to its intended role as a complementary source of fee income ▪ Asset quality remains exceptional despite ongoing impact of pandemic, supply chain disruptions, and labor shortages ▪ Teton Financial Services acquisition provides increased presence in attractive Wyoming markets and additional catalyst for earnings growth in 2022 ▪ Strong financial performance creating significant increase in shareholder value ➢ Tangible book value per share increased more than 20% in 2021 (1) ➢ $130 million increase in market capitalization in 2021 (1) See Non - GAAP reconciliation

4 Teton Financial Services Acquisition Transaction Overview ▪ Closed on December 31, 2021 ▪ Acquisition of Teton Financial Services Inc., the holding company for Rocky Mountain Bank ▪ Expands First Western’s footprint and market share in Wyoming where favorable trust, estate and tax laws align well with private banking and investment management business model ▪ Added $379 million in deposits and $252 million in loans ▪ Adds scale and improves operating efficiencies ▪ Systems integration completed in mid - May 2022 Financial Impact ▪ 7.4% accretive to 2022 EPS (assuming fully phased - in cost savings) ▪ Immediately accretive to TBV/share upon closing ▪ Added low - cost deposits and higher - yielding loans that are positively impacting net interest margin

$4,556 $5,795 $7,602 $10,854 $38,429 $32,611 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2016 2017 2018 2019 2020 2021 2016 - 2020 Pre - Tax, Pre - Provision Income(1) ($000s) 5 Strong Operational and Financial Momentum ▪ Robust balance sheet growth ▪ Strong contributions from multiple fee income areas ▪ Consistent new client acquisition activity driving growth in assets under management ▪ Highly leverageable operating platform driving improved efficiencies ▪ Outstanding asset quality and low credit costs Drivers of Improved Performance (1) See Non - GAAP reconciliation Adjusted Pre - Tax, Pre - Provision Income (1) ($000s)

$9.19 $11.14 $11.50 $11.88 $12.38 $12.83 $13.15 $13.39 $14.13 $15.38 $16.44 $17.24 $17.98 $18.85 $19.87 $20.25 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 MYFW TBV/Share 6 Consistent Increase in Shareholder Value (1) See Non - GAAP reconciliation TBV/Share (1) Up 120% Since July 2018 IPO

7 Strong Execution on Growth Strategies Driving Significant Outperformance (1) Source: S&P Capital IQ (January 1, 2020 through June 1, 2022)

Driving Profitable Growth 8

9 Success in Expansion and Acquisition Growth 2006 – 2010 (3) ▪ Boulder, CO ▪ Century City, CA ▪ Scottsdale, AZ 2011 – 2015 (6) ▪ Aspen, CO ▪ DTC/Cherry Hills, CO ▪ Fort Collins, CO ▪ Jackson Hole, WY ▪ Laramie, WY ▪ Phoenix, AZ 2016 – 2020 (2) ▪ Greenwood Village, CO ▪ Vail Valley, CO 2002 – 2005 (3) ▪ Cherry Creek, CO ▪ Denver, CO ▪ Northern Colorado, CO 2002 – 2005 (5) ▪ Westcor Insurance Group, Inc. ▪ Poudre River Valley Trust Co. ▪ Sprout & Associates, Inc. ▪ Sterling Partners ▪ Silversmith Financial Corp 2006 – 2010 (4) ▪ Reber/Russell Company ▪ Ryder, Stilwell Inc. ▪ Asset Purchase – Financial Management Advisors, LLC ▪ Asset Purchase – GKM Advisors, LLC 2011 – 2015 (1) ▪ Trust Department Assets – First National Bank of Wyoming 2016 – 2020 (2) ▪ Asset Purchase – EMC Holdings, Inc. ▪ Branch Purchase & Assumption from Simmons Bank Office Openings Acquisitions 2002 2022 3 5 6 9 12 10 14 12 # # Total Acquisitions Total Offices 18 13 2021 - 2022 (1) ▪ Teton Financial Services, Inc. 2021 - 2022 (5) ▪ Broomfield, CO ▪ Jackson Hole, WY (1) ▪ Pinedale, WY (1) ▪ Rock Springs, WY (1) ▪ Bozeman, MT (1) Added through the Teton Financial Services, Inc. acquisition; The two Jackson Hole offices were consolidated in May 2022

10 Revenue Growth Strategies Expand commercial loan production platform ▪ Building expertise in specific vertical markets, e.g. medical and dental practices ▪ Capitalize on growing reputation to attract additional experienced commercial banking talent Expand into new markets with attractive demographics ▪ Vail Valley office opened in 2019 ▪ Built team and revenue base to open office in Broomfield, CO in 3Q21 ▪ Added team to focus on Bozeman, MT market in 2Q21 Execute on revenue synergies from Teton acquisition ▪ Capitalize on higher legal lending limit to expand relationships with existing clients and pursue larger commercial clients ▪ Cross - sell MYFW’s larger offering of trust and wealth management products to new client base ▪ Continue adding banking talent to further accelerate market share gains in Wyoming Execute on low - risk strategic transactions that add value to the MYFW franchise ▪ Execute on minimally dilutive acquisitions ▪ Leverage infrastructure through branch acquisition transactions ▪ Proactive expansion, acquisition team

11 Strong Execution on Revenue Growth Strategies ▪ Accelerating business development, office expansion and accretive acquisitions all contributing to the balance sheet growth driving improved operating leverage and higher profitability ▪ M&A strategy continuing with acquisition of Teton Financial Services ▪ Office expansion continuing with hiring of team to focus on Bozeman, MT market (in millions) Incremental Balance Sheet Growth (1/1/20 through 12/31/21) $550.1 $685.6 $360.7 $433.3 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 Loans HFI (ex. PPP) Deposits Organic Growth Acquisition 91.4% Increase in Loans HFI (ex. PPP) 103.0% Increase in Total Deposits

12 Accelerating Business Development Trends Capital raised in July 2018 IPO has allowed for increased business development activities $227.9 $268.2 $225.6 $317.9 $691.7 $561.2 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 2016 2017 2018 2019 2020 2021 $44.0 $62.2 $121.6 $149.0 $467.9 $206.6 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2016 2017 2018 2019 2020 2021 (1) Excluding PPP loans (2) Excluding acquired deposits (in millions) (in millions) New Loan Production (1) Net Deposit Growth (2)

13 Increased Scale and Back - Office Streamlining Driving Improved Efficiencies 88.2% 85.4% 80.6% 59.8% 66.6% 50.0% 60.0% 70.0% 80.0% 90.0% 2017 2018 2019 2020 2021 (1) See Non - GAAP reconciliation Efficiency Ratio (1)

▪ During 2020, expanded commercial banking team and added construction lending expertise ▪ Increase in commercial banking clients contributing to growth in total loans and low - cost deposits while improving overall diversification ▪ Stronger commercial banking platform complements private banking and expanded mortgage capabilities to create a more valuable franchise with additional catalysts for future growth 14 Commercial Banking Driving Growth $1,213 $1,055 $1,185 $1,401 $1,472 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 $871 $975 $1,026 $1,121 $1,127 $400 $600 $800 $1,000 $1,200 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 (1) Reflects loans to commercial borrowers across all loan categories excludes SBA PPP loan balances due to their short - term nature. (in millions) (in millions) Up 29% Year - Over - Year Up 21% Year - Over - Year Total Commercial Loans (1) Total Commercial Deposits

15 Wealth Management Segment Earnings (1) See Non - GAAP reconciliation $0.73 $0.86 $0.79 $0.71 $0.77 $1.60 $3.09 $0.99 $1.01 $1.07 $0.75 $0.80 $4.24 $3.81 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 FY20 FY21 Wealth Management Segment Consolidated ▪ Wealth Management segment earnings reflects contribution of private banking, commercial banking, and trust and investment management business lines ▪ Growth in private banking, commercial banking, and TIM businesses replacing earnings generated by mortgage segment in 2020 and creating sustainable path to higher profitability over long - term ▪ Wealth Management segment pre - tax EPS increased 93% in 2021 Wealth Management Segment Diluted Pre - Tax Earnings Per Share (1)

Creating Additional Shareholder Value 16

17 2022 Outlook and Priorities ▪ First Western is well positioned to deliver another strong year of organic and acquisitive growth in 2022 ▪ Increasing production from commercial banking platform expected to result in strong organic loan growth ▪ Focused on fully realizing the synergies from Teton Financial Services acquisition ▪ Continued investment in new banking talent and market expansion should continue to create additional sources of organic growth ▪ Capitalize on the benefits of increased scale to continue investing in technology and talent while still realizing improved operating leverage ▪ Balance sheet is well positioned to benefit from rising interest rates ▪ Evaluate additional accretive acquisition opportunities ▪ Continue executing well and further enhancing the value of the First Western franchise

18 Long - Term Goals to Drive Shareholder Value ▪ Drive to $5 billion in total assets, $25 billion TIM assets through both organic growth and acquisitions ▪ ~50 offices ▪ $7 - 8 million in revenue per office ▪ 60% contribution margin per office ▪ Build footprint, scale and operating leverage with M&A ▪ Capital and earnings accretive ▪ Create, roll out virtual private bank ▪ Robo advisor tied to bank ▪ “Buy up” into expert advice ▪ Upgrade wealth management platform ▪ Fully integrated front end ▪ Sell wholesale TIM services to other banks Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche focused regional powerhouse with high fee income and consistent strong earnings from our scalable wealth management platform

Non - GAAP Reconciliations 19

Non-GAAP Reconciliation

Consolidated Adjusted Pre-tax, Pre-provision Income	For the Twelve Months Ended December 31,					
(Dollars in thousands)	2016	2017	2018	2019	2020	2021
Net Income before income tax, as reported	$3,571	$5,007	$7,422	$10,192	$33,063	$27,280
Plus: Provision for loan losses	985	788	180	662	4,682	1,230
Pre-tax, Pre-provision Income	$4,556	$5,795	$7,602	$10,854	$37,745	$28,510
Plus: Acquisition related expenses	-	-	-	-	684	4,101
Adjusted Pre-tax, Pre-provision Income	**$4,556**	**$5,795**	**$7,602**	**$10,854**	**$38,429**	**$32,611**

Consolidated Efficiency Ratio	For the Years Ended,					
(Dollars in thousands)	2016	2017	2018	2019	2020	2021
Non-interest expense	$49,823	$49,494	$50,195	$53,784	$59,537	$68,149
Less: Amortization	747	784	831	374	14	17
Less: Acquisition related expenses	-	-	-	-	684	4,101
Less: Goodwill impairment	-	-	-	1,572	-	-
Less: Provision on other real estate owned	-	-	-	-	176	-
Less: Loss on assets held for sale	-	-	-	-	553	-
Plus: Gain on sale of LA fixed income team	-	-	-	-	62	-
Adjusted non-interest expense	$49,076	$48,710	$49,364	$51,838	$58,172	$64,031
Net interest income	$24,457	$27,576	$30,624	$32,061	$46,102	$56,509
Non-interest income	29,922	27,713	27,173	32,577	51,180	40,150
Less: Net gain on securities	114	81	-	119	-	489
Less: Net gain on sale of assets	-	-	-	183	-	-
Total income	$54,265	$55,208	$57,797	$64,336	$97,282	$96,170
Efficiency ratio	**90.4%**	**88.2%**	**85.4%**	**80.6%**	**59.8%**	**66.6%**

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FIRSTwestern

Non-GAAP Reconciliation

Consolidated Tangible Common Book Value Per Share	As of the Three Months Ended,										
(Dollars in thousands)	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020	Dec 31, 2020
Total shareholders' equity	$104,958	$114,164	$116,875	$119,668	$122,157	$125,732	$127,678	$128,703	$139,417	$149,576	$154,962
Less:											
Preferred stock (liquidation preference)	24,968	-	-	-	-	-	-	-	-	-	-
Goodwill and other intangibles, net	25,584	25,376	25,213	25,040	23,327	19,722	19,714	19,712	24,267	24,263	24,258
Intangibles held for sale[1]	-	-	-	-	-	3,553	3,553	3,000	3,000	3,000	-
Tangible common equity	54,406	88,788	91,662	94,628	98,830	102,457	104,411	105,991	112,150	122,313	130,704
Common shares outstanding, end of period	5,917,667	7,968,420	7,968,420	7,968,420	7,983,866	7,983,284	7,940,168	7,917,489	7,939,024	7,951,749	7,951,773
Tangible common book value per share	**$9.19**	**$11.14**	**$11.50**	**$11.88**	**$12.38**	**$12.83**	**$13.15**	**$13.39**	**$14.13**	**$15.38**	**$16.44**

Consolidated Tangible Common Book Value Per Share	As of the Three Months Ended,				
(Dollars in thousands)	Mar 31, 2021	Jun 30, 2021	Sep 30, 2021	Dec 31, 2021	Mar 31, 2022
Total shareholders' equity	$161,439	$167,986	$175,129	$219,041	$223,266
Less:					
Goodwill and other intangibles, net	24,254	24,250	24,246	31,902	32,335
Tangible common equity	137,185	143,736	150,883	187,139	190,931
Common shares outstanding, end of period	7,957,900	7,994,832	8,002,874	9,419,271	9,430,007
Tangible common book value per share	**$17.24**	**$17.98**	**$18.85**	**$19.87**	**$20.25**

Diluted Pre-Tax Earnings Per Share	For The Three Months Ended					For The Years Ended	
(Dollars in thousands)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	December 31, 2020	December 31, 2021
Non-Mortgage income before income tax	$5,917	$6,983	$6,199	$2,279	$7,011	$12,085	$21,378
Plus: Acquisition-related expenses	-	70	332	3,696	527	684	4,098
Mortgage income before income tax	2,122	1,205	2,267	308	305	20,978	5,902
Less: Income tax expense including acquisition tax effect	2,040	1,927	2,129	1,507	1,921	8,705	7,603
Net income available to common shareholders	$5,999	$6,331	$6,669	$4,776	$5,922	$25,042	$23,775
Diluted weighted average shares	8,098,680	8,213,900	8,246,353	8,370,998	9,762,602	7,961,904	8,235,178
Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share	**$0.73**	**$0.86**	**$0.79**	**$0.71**	**$0.77**	**$1.60**	**$3.09**
Consolidated Diluted Pre-Tax Earnings Per Share	**$0.99**	**$1.01**	**$1.07**	**$0.75**	**$0.80**	**$4.24**	**$3.81**

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